United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 28, 2005

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
--------------------------------------------------------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01 Other Events
          ------------

          By press release dated October 28, 2005 the Registrant announced to the general public that it has entered into an eight-year agreement with the United Transportation Union, whose members are all of the Company's train service employees.


          A description of the foregoing is contained in the press release referred to above, a copy of which is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed with this report:

          Exhibit 20 - Press Release dated October 28, 2005

                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Robert J. Easton
                                        --------------------
                                    Robert J. Easton, Treasurer and
                                    Chief Financial Officer

Date: October 28, 2005
                                        2

                                                                      Exhibit 20
                                                                      ----------

                                       -----------------------------------------
                                       Providence and Worcester Railroad Company
                                       -----------------------------------------

Providence and Worcester Railroad Company


Contact: Mary A. Tanona

75 Hammond Street
Worcester, MA  01610

Phone (508) 755-4000, ext. 365
Fax   (508) 795-0748


Press Release

                    Providence and Worcester Railroad Company
                            Announces Labor Agreement


     Worcester, MA, October 28, 2005, 2005, Providence and Worcester Railroad Company (AMEX: "PWX") today announced that it has entered into an eight-year agreement with the United Transportation Union ("UTU"), whose members are all of the Company's train service employees. It is believed that this is the longest-term contract the UTU has entered into with any railroad.

     The Company is a regional freight railroad operating in the states of Massachusetts, Rhode Island, Connecticut and New York. The Company transports a wide variety of commodities, including construction aggregate, iron and steel products, chemicals, lumber, scrap metals, plastic resins, cement, coal, construction and demolition debris, processed foods and edible food stuffs, such as frozen foods, corn syrup and animal and vegetable oils. By agreement with a private operator, the Company also operates two approved custom bonded intermodal yards in Worcester, MA, primarily for the movement of container traffic from the Far East destined for points in New England.


----------------- This release contains "forward-looking statements" within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.


Contact Person:   P&W:  Mary A. Tanona
                        (508) 755-4000 (x365)